Exhibit 99.2 NASDAQ: PDLB Carlos P. Naudon President & CEO Frank Perez Executive Vice President & CFO Steven A. Tsavaris Executive Chairman of the Board

Cautionary Statements Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank’s loans; the anticipated impact of the COVID-19 pandemic and Ponce Bank’s attempts at mitigation; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank’s market area; Ponce Bank’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in PDL Community Bancorp’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation. 1

Ponce Financial Group Ponce Financial Group, Inc. (the “Company”), a Maryland corporation, became the holding company of Ponce Bank, a federally chartered stock savings association on January 27, 2022 after successfully completing the conversion and reorganization of Ponce Bank Mutual Holding Company from the mutual to stock form of organization. PDL Community Bancorp, the predecessor of the Company had been approved as a Financial Holding Company. It is anticipated that the Company will also be a financial holding company. Our goal is to provide long-term value to our stakeholders, our stockholders, customers, employees and the communities we serve by executing a safe and sound business strategy that produces increasing value. We believe there is a significant opportunity for a minority, immigrant, low income, community-focused, minority-directed public institution to provide a full range of financial services to commercial and retail customers in our market area and communities of similar demographics. Ponce Bank is a leading Community Development Financial Institution and ranks among the largest and most housing-focused CDFI banks in the country. In our dealings with our stakeholders, we shall always follow ETHICAL principles in striving to be: 2

Strategies and Focus 3

Minority Depository Institution & Community Development Financial Institution We are a Minority Depository Institution (“MDI”) and a Community Development Financial Institution (“CDFI”). We are also an authorized direct lender under the Small Business Administration (“SBA”) program. As an MDI/CDFI and SBA lender combined with our pre-existing products, our commitment to continue to serve the communities that we have supported for over sixty years is greatly enhanced. We trace our roots as evidenced by our satisfactory Community Reinvestment Act rating, to the foundation in 1960 of the Ponce De Leon Federal Savings and Loan Association by Latino leaders concerned that the Bronx and its Latino population were being abandoned. True to its roots, we remain committed to ensuring that the disparate effects of the COVID-19 pandemic and the wealth and financial gaps present in minority communities are addressed in earnest. 4

We are cementing our Vision 2025, our roadmap to acquiring the resources needed to lead efforts to remediate the disparate effects of the COVID-19 pandemic and the wealth and financial gaps present in our communities and similar communities outside the New York City metropolitan area. We have been notified by the U.S. Department of Treasury (“Treasury”) that we are eligible to receive an investment as a result of the Emergency Capital Investment Program (“ECIP”) of up to $185.6 million in exchange for the issuance by Ponce Financial Group of senior perpetual noncumulative preferred stock directly to Treasury on terms established by Treasury. The capital is designed to support the efforts of low-and-moderate income community financial institutions. Only MDIs and CDFIs were eligible to participate in the program. Under ECIP legislation we may apply to transfer the ownership funds to our Ponce De Leon Foundation. There is no cost to us for the first 2 years and includes rate reduction incentives after the 2 years with a cap of 2.00%. 5 Minority Depository Institution & Community Development Financial Institution

CDFI Banking Industry Peer Group Report As of September 30, 2021 Among the 20 largest CDFI Banks by Assets (168 total), we are: 9th in size 2nd in DLI-HMDA (% of housing lending activities in LMI areas) 6th in % of branches in LMI areas 2nd in housing focus Among the 20 largest CDFI Banks by Loans (168 total), we are: 4th in size 2nd in DLI-HMDA 5th in LMI branches 2nd in housing focus Among the 20 largest CDFI Banks by Deposits (168 total), we are: 10th in size 2nd in DLI-HMDA 7th in LMI branches 1st in Housing focus 6

CDBA Peer Scorecard Report As of December 31, 2021 I. OVERVIEW 17th on overall peer group scorecard ranking II. GROWTH RATES 12th on Assets Growth Rate YTD (%) 16th on Loans & Leases Growth Rate YTD (%) 14th on Deposits Growth Rate YTD (%) III. PERFORMANCE 21st on Return on Average Assets (%) 22nd on Return on Average Equity (%) 17th on Net Interest Margin (%) 25th on Efficiency Ratio (%) IV. CAPITAL ADEQUACY 21st on Tier 1 Risk-Based Capital Ratio (%) 22nd on Total Risk Based Capital Ratio (%) 22nd on Tier 1 Leverage Ratio (%) 10th on Total Bank Equity Capital (%) 7 * The CDBA Members group consists of 95 CDFI certified banks and thrifts and 6 non-CDFI members, and the Non-CDBA Members group consists of 90 CDFI certified banks and thrifts. (185 Banks & Thrifts in Total)*

Paycheck Protection Program 2020-21 The Bank originated $86 million of PPP loans in 2020 and $175 million in 2021. PPP loans that meet SBA requirements may be forgiven in certain circumstances, are fully guaranteed by the SBA, and have an initial term of up to five years and earn an interest rate of 1% if not forgiven. 8

Environmental, Social, and Governance Focused Organization 9

10 Community Sponsorships and Donations Includes Sponsorships and Donations by the Company and the Ponce De Leon Foundation American Cancer Society / Morris Heights Health Center / Urban Youth Alliance Int / Castle Hill Little League / Iglesia Nuevo Amanecer La Hermosa / Phipps Neighborhood / InHisName United / YMCA of Greater NY / Washington Heights BID / Unique People Services / Hostos Community College Foundation / New Bronx Chamber of Commerce / Bronx Manhattan North Board of Realtors / Bronx Kings / Business Initiative Corporation / Neighborhood Shop COVID Relief Program / BOEDC/ Bronx Tourism Council / Bronx County Bar Association / NYS CDFI Coalition / Business Initiative Corporation / Bronx Overall Economic Development Corp / Unique People Services / Hope Gathering / Buy Local East Harlem & Greet / LSA Covid Relief / Citivas / Union Settlement / La Fortaleza / Hope Community / AHRC / Society of the Educational Arts / NYCHCC Women In Business / Riverdale Senior Services / Urban Design Forum / Upper Manhattan Mental Health Center / Comite Noviembre / RAICES Spanish Speaking Elderly Council / One Brooklyn Fund / MyTime Inc / Brooklyn Hospital Foundation / Gay Men's Health Crisis Inc / CommonPoint Queens / Immaculate Conception Catholic Academy / Hellenic Orthodox Community of Astoria /Greater Jamaica Development Corp / Queens Economic Development Corporation / Immaculate Conception Catholic Academy / Pancyprian Association Inc / NJ Law Enforcement / Union City Music Project / Queens Women's Chamber of Commerce / NJ Small Business Development Center at NJCU / Forest Hills Chambers of Commerce / Greater NY Chamber of Commerce / NYSCDFI Coalition / Brooklyn Kings County / Sharing and Caring Inc / Chamber Of Commerce of Washington Heights and Inwood in Manhattan / Save Latin America / Hispanic Chamber of Commerce / BNI Down to Business / & MANY MORE

Strategic Partnerships 11

2nd Step Conversion and Offering We completed the 2nd step conversion from the mutual holding company corporate structure to the stock holding company corporate structure through an offering and exchange of existing shares of PDL Community Bancorp common stock for shares of Ponce Financial Group common stock. A total of 13,317,391 shares of Ponce Financial Group common stock were sold in the subscription offering at a price of $10.00 per share. Each outstanding share of PDL Community Bancorp common stock owned by public shareholders as of the closing date was converted into the right to receive 1.3952 shares of Ponce Financial Group common stock in exchange for each share of PDL Community Bancorp common stock. Concurrent with the 2nd step conversion Mortgage World Bankers was transitioned from being a subsidiary of PDL Community Bancorp to a division of Ponce Bank. Reasons for the conversion and offering include: Support continued growth Eliminate the uncertainties associated with the mutual holding company structure under federal regulations Transition us to a more familiar and flexible organizational structure Facilitate future mergers and acquisitions Improve the liquidity of our shares of common stock 12

Mortgage World Bankers On July 10, 2020, we completed the acquisition of Mortgage World Bankers (“MWB”) for $1.8 million, and as of January 26, 2022 is now operating as a division of Ponce Bank. The primary business of MWB is taking applications from the general public for residential mortgage loans, underwriting them to Ponce Banks’ and investors standards, closing and funding them and holding them until they are sold to investors. MWB primarily operated in the New York City metropolitan area and was permitted to do business in various states (New York, New Jersey, Pennsylvania, Florida and Connecticut). As a division of a federal bank, MWB may now operate in all fifty states, Puerto Rico, and United States territories without further licensing requirements. The acquisition of MWB was a strategic relationship that has aided in injecting vital sources of new capital into economically underserved areas by leveraging its loan production locations. 13

Mortgage World Bankers Loan Production 14 * The loan originations are non-brokered. *

Sale Leaseback Transactions 15

Corporate Headquarters and Office Locations 16

Balance Sheet at a Glance 17 * As of December 31, 2021 ** As of January 28, 2022

Strong Growth in Recent Years 18 * 2016 to 2021 Compound Annual Growth Rate Source: S&P Capital IQ; Company provided documents CAGR* : 17.3% for past 5 years

Relative Stock Performance in 2021* 19 * January 2021 to December 2021 Stock Relative Performance Source: S&P Capital IQ

Outstanding Growth for the Year Ended December 31, 2021 * Source: S&P Capital IQ Screening criteria includes 1. Primary Industry: Banking, 2. Geography: Northeast, Mid Atlantic, 3. Company Type: Public Company, 4. Company Status: Operating, 5. Total Assets: between $1B and $3B 6. Number of Branches: More than 8. 20 Net interest income of $58.8 million for 2021 increased $16.9 million, or 40.2%, from 2020. Net interest margin was 4.13% in 2021, 44 bps increase from 3.69% in 2021.

Strong Capital Position * Source: S&P Capital IQ Screening criteria includes 1. Primary Industry: Banking, 2. Geography: Northeast, Mid Atlantic, 3. Company Type: Public Company, 4. Company Status: Operating, 5. Total Assets: between $1B and $3B 6. Number of Branches: More than 8. 21

Asset Quality * Source: S&P Capital IQ Screening criteria includes 1. Primary Industry: Banking, 2. Geography: Northeast, Mid Atlantic, 3. Company Type: Public Company, 4. Company Status: Operating, 5. Total Assets: between $1B and $3B 6. Number of Branches: More than 8. 22

Improving Efficiency Significant improvement in the efficiency ratio Dropped from 86% in 2017 to 61% in 2021 Highlights: 23

Loan Growth Total Net Loans have grown by $506 million or 63% since end of 2017 and $146 million or 13% in 2021 24

Loans Total Net Loans: $1.3 billion 25 Majority of portfolio focused on lower-risk multi-family loans with low LTVs Consistent lending strategy Low risk credit culture and business strategy has resulted in superior asset quality through past credit cycles Interest income on loans increased by $13.1 million, or 25%, from $52.4 million in 2020 to $65.5 million in 2021 Average yield on loan portfolio: 4.99% $8.0 million loan deferrals as of December 31, 2021 LTV At 12/31/2021

Deposit Growth Total deposits increased $491 million or 69% since 2017 and $175 million or 17% in 2021 26

Increase in Low Cost Deposits Total Deposits: $1.20 billion Total Deposits: $714 million Increase in non-interest-bearing deposits was a main driver increasing from $103 million as of December 2017 to $275 million as of December 2021 Shift in deposit composition while increasing total deposits Percentage of CDs has decreased from 58% to 36% while percentage of non-interest-bearing deposits has increased from 14% to 23% Cost of interest-bearing deposits dropped by 56bps from 1.19% in 2020 to 0.63% in 2021 27

Securities and Funding Composition Weighted average coupon yield is 2.04% Increased by 494% since 12/31/2020 Consists primarily of Mortgage Backed Securities Total Securities: $114.3 million Total Funding: $1.33 billion Significant increase in non-interest-bearing deposits Cost of interest-bearing liabilities decreased by 51bps from 1.31% in 2020 to 0.80% in 2021 28

Appendix

Executive Officers

Directors

Directors

Peer Group * Source: S&P Capital IQ Screening criteria includes 1. Primary Industry: Banking, 2. Geography: Northeast, Mid Atlantic, 3. Company Type: Public Company, 4. Company Status: Operating, 5. Total Assets: between $1B and $3B 6. Number of Branches: More than 8.

Investor Information

Thank you.